Exhibit 24(a)
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
Each undersigned director and/or officer of Solutia Inc. (the “Company”), a Delaware corporation, does hereby appoint Paul J. Berra, III, and Miriam Rogers Singer, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934; (b) any amendments to Registration Statements Nos. 333-146957 and 333-151980 on Form S-3, which have previously been filed with the Commission under the Securities Act of 1933 (the “Securities Act”), covering the registration of securities of the Company; and (c) any amendments to Registration Statement No. 333-149425 on Form S-8, which has previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.
IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 19th day of February, 2009.

/s/ Jeffry N. Quinn	/s/ James P. Heffernan

Jeffry N. Quinn, Chairman of the Board,	James P. Heffernan, Director
Chief Executive Officer, and President
(Principal Executive Officer)

/s/ James M. Sullivan	/s/ W. Thomas Jagodinski

James M. Sullivan, Executive Vice President	W. Thomas Jagodinski, Director
and Chief Financial Officer
(Principal Financial Officer)

/s/ Timothy J. Spihlman	/s/ J. Patrick Mulcahy

Timothy J. Spihlman, Vice President and Controller	J. Patrick Mulcahy, Director
(Principal Accounting Officer)

/s/ William T. Monahan	/s/ Robert A. Peiser

William T. Monahan, Lead Director	Robert A. Peiser, Director

/s/ Eugene I. Davis	/s/ Gregory C. Smith

Eugene I. Davis, Director	Gregory C. Smith, Director

/s/ Robert K. deVeer, Jr.

Robert K. deVeer, Jr., Director